AMENDMENT
                                       TO
                                MASTER AGREEMENT



     AMENDMENT (the "Amendment") dated as of June 5, 1997 to the Master Agreement dated as of March 31, 1994 (as amended from time to time, the "Agreement") between Citibank, N.A. and Foamex L.P. whereby the parties agree as follows:

          1. Sections (1), (3) and (4) of Part I of the Schedule to the Agreement are amended to read in their entirety as follows:

     (1) "Credit Agreement" means the Credit Agreement dated as of June 12, 1997 among Foamex L.P., General Felt Industries, Inc., Trace Foam Company, Inc., FMXI, Inc., the institutions from time to time party thereto as lenders and issuing banks, Citicorp USA, Inc., as collateral agent, and The Bank of Nova Scotia, as funding agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

     (3) "Indentures" means the New Foamex Subordinated Note Indenture, the Senior Note Indenture, the Senior Secured Note Indenture, the Subordinated Debenture Indenture and the 1993 Subordinated Debenture Indenture (each as defined in the Credit Agreement), as each such indenture may be amended, supplemented or otherwise modified from time to time.

     (4) "Specified Entity" means in relation to Party B for all purposes, each Subsidiary Guarantor (as defined in the Credit Agreement) of Party B and the Managing General Partner.

          2. Subsections (vii) and (ix) of Section (11) of Part 1 of the Schedule to the Agreement are amended to read in their entirety as follows:

     (vii) A payment default shall have occurred under the Credit Agreement or under any of the obligations issued pursuant to the Indentures beyond any applicable grace period.

     (ix) Citibank, N.A. or Citicorp USA, Inc. is no longer a party to the Credit Agreement for any reason or the Credit Agreement has been terminated.

          3. Section (5) of Part 4 of the Schedule to the Agreement as it pertains to Foamex L.P. is amended to read in its entirety as follows:

     Address:                   Foamex L.P.
                                1000 Columbia Avenue
                                Linwood, Pennsylvania  19061

     Attention:                 George L. Karpinski, Vice President and
                                Treasurer

     Telefax No.:               (610) 859-3032

     (For all purposes)

          4. Sections (8) and (9) of Part 4 of the Schedule to the Agreement are amended to read in their entirety as follows:

     (8) Credit Support Document. With respect to Party B, each of the Loan Documents (as defined in the Credit Agreement) pursuant to which Party B or any of the Loan Parties has granted a Lien to the Collateral Agent or any Lender or Issuing Bank (as each such capitalized term is defined in the Credit Agreement).

     (9) Credit Support Provider. With respect to Party B, each Loan Party (other than Party B) party to a Credit Support Document.

          5. Section (9) of Part 5 of the Schedule to the Agreement is amended to read in its entirety as follows:

     (9) The parties hereto acknowledge that the obligations of Party B under this Agreement (i) shall constitute "Senior Indebtedness" as defined in the New Foamex Subordinated Indenture, the Subordinated Debenture Indenture and the 1993 Subordinated Debenture Indenture, (ii) shall constitute Obligations (as defined in the Credit Agreement) and (iii) shall be secured on a pari passu basis with all of such other Obligations (as defined in the Credit Agreement) by the Collateral (as defined in the Credit Agreement) pursuant to the Credit Support Documents.

          6. The parties hereto acknowledge that (i) although the Credit Agreement and the New Foamex Subordinated Indenture may not have been executed on the date this Amendment becomes effective, forms of such documents have been agreed upon as of the date hereof, and prior to such execution, any reference to such documents shall be to the June 4, 1997 draft of the Credit Agreement and the June 2, 1997 draft of the New Foamex Subordinated Indenture, and (ii) each Transaction is being entered into by Party A in reliance on (A) the execution of the Credit Agreement in substantially the form of the draft thereof dated June 4, 1997 by no later than June 16, 1997 (or as such later date as shall be agreed to by Party A and Party B) and (B) the grant by Party B and each Subsidiary Guarantor (as defined in the Credit Agreement) of a lien on substantially all of the assets of Party B and each such Subsidiary Guarantor as security for Party B's obligations under such Transaction and the other Obligations (as defined in the Credit Agreement) as contemplated in the Credit Agreement and (iii) the grant of such collateral is intended by the parties hereto to be a contemporaneous exchange for new value given to Party B by Party A hereunder.

          7.   Miscellaneous

          (a) Definitions. All capitalized terms used in this Amendment but not defined herein shall have the meanings given to them in the Agreement.

          (b) Evidence of Incumbency. Each party shall deliver to the other, at the time of its execution of this Amendment, certified evidence of the specimen signature and incumbency of each person who is executing this Amendment on the party's behalf, unless such evidence has previously been supplied in connection with the Agreement and remains true and in effect.

          (c) Agreement Continuation; Entire Agreement. Upon execution and delivery of this Amendment, the Agreement shall be modified and amended in accordance with the terms herein, and shall continue in full force and effect. The terms and conditions of the Agreement, as amended by this Amendment, constitute the entire agreement and understanding of the parties, with respect to its subject matter and supersedes all oral communications and prior writings with respect thereto. In the case of conflict the provisions of this Amendment will control.

          (d) Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

          (e) Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

          IN WITNESS WHEREOF the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

CITIBANK, N.A., NEW YORK                        FOAMEX L.P.
                                                By: FMXI, Inc., its Managing
                                                    General Partner


By: /s/ Barbara A. Schweizer                    By: /s/ G.L. Karpinski
    ------------------------                        ------------------


Print Name: Barbara A. Schweizer                Print Name: G.L. Karpinski
Title:      Vice President                      Title:      Vice President
DATE:       6/21/97                             DATE:   6/26/97

I, PATRICIA A. SAFUTO, Assistant Secretary of CITIBANK, N.A. having its principal office in the City and State of New York, DO HEREBY CERTIFY that the following is a true and correct copy of Section 2 of Article X of the existing By-Laws of CITIBANK, N.A. in full force and effect as of the date hereof:

     "Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents, may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman, the President, any Vice Chairman, any Sector Executive, or any Senior Executive Vice President, or any Executive Vice President/Group Executive/Senior Corporate Officer, or the Chairman Credit Policy Committee, or any Senior Vice President, or the Secretary, or the Chief Auditor, or any Vice President, or any Deputy Chief Auditor, or anyone holding a position equivalent to the foregoing pursuant to provisions of these By-Laws, or, if in connection with the exercise of any of the fiduciary powers of the Association, by any of said officers or by any Senior Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this
     Section 2 are supplementary to any other provisions of these By-Laws."

I FURTHER CERTIFY that Barbara A. Schweizer is a Vice President of CITIBANK, N.A., duly constituted as such, and the following is a facsimile of her signature as it appears in the Citicorp/Citibank, N.A. Authorized Signature
System:

                           --------------------------------
                              Schweizer, Barbara A.
                              Vice President

                                /s/ Barbara A. Schweizer
                           --------------------------------



IN WITNESS WHEREOF, I have hereunto affixed my offical signature and seal of the said Bank in the City of New York on this 9th day of May, 1997.



                                                          /s/ Patricia A Safuto
                                                          ---------------------
                                                              Patricia A. Safuto



(SEAL)

                                   FMXI, INC.

                             SECRETARY'S CERTIFICATE
                             -----------------------



     I, Philip N. Smith, Jr., hereby certify that I am the Secretary of FMXI, Inc. of which is a Delaware corporation (the "Company") and that, as such, I am duly authorized to, and do hereby certify that the following named individual is a duly elected, qualified and acting officer of the Company holding the office set forth opposite his name as of the date hereof, and the signature set opposite his name and title of said officer is a true, authentic signature and said individual is authorized by the Board of Directors of the Company to sign any documents on behalf of the Company:

Name                      Title                                 Signature
----                      -----                                 ---------

George L. Karpinski       Vice President                   /s/ G.L. Karpinski
                                                           ------------------

     IN WITNESS THEREOF, I have hereunto set my hand and affixed the seal of the Company this 26th day of June, 1997.



                                                       /s/ Philip N. Smith, Jr.
                                                       ------------------------
                                                       Philip N. Smith, Jr.
                                                       Secretary



     I, Tambra S. King, Assistant Secretary of the Company, hereby certify that on this 26th day of June 1997, Philip N. Smith, Jr. is the duly elected, qualified and acting Secretary of the Company and that the signature above is his genuine signature.

                                                       /s/ Tambra S. King
                                                       ------------------
                                                       Tambra S. King
                                                       Assistant Secretary

June 5, 1997


Foamex L.P.
1000 Columbia Avenue
Linwood, Pennsylvania 19061

Gentlemen:

          Reference is made to the Interest Rate Swap Confirmation in respect of an Interest Rate Swap Agreement in a notional principal amount of $150,000,000 to be entered into between Foamex L.P. ("Foamex") and Citibank, N.A. ("Citibank") (the "New Transaction").

          As a condition of our entering into the New Transaction, you acknowledge and agree that (i) in connection with the New Transaction, the Schedule to the Master Agreement dated as of March 31, 1984 (the "Master Agreement") between Foamex and Citibank will be amended to, among other things, change the definition of "Credit Agreement" to refer to the new $480,000,000 Credit Agreement to be entered into on or about June 12, 1997 (substantially in the form of the draft thereof dated June 4, 1997) among Foamex, certain of its affiliates, the institutions party thereto as lenders and issuing banks and Citicorp USA, Inc. and the Bank of Nova Scotia, as Administrative Agents (the "New Credit Agreement") and (ii) the New Transaction is being entered into by Citibank in reliance on (A) the execution of the New Credit Agreement in substantially the form of the draft thereof dated June 4, 1997 by no later than June 16, 1997 (or such later date as shall be agreed to between Foamex and Citibank) and (B) the grant by Foamex and each of the Subsidiary Guarantors (as defined in the New Credit Agreement) of a lien on substantially all of the assets of Foamex and each of such Subsidiary Guarantors as security for Foamex's obligations under the New Transaction and the other Obligations (as defined in the New Credit Agreement) as contemplated in the New Credit Agreement.

          As a condition of our entering into the New Transaction, you also acknowledge and agree that it shall constitute a "Termination Event" as defined under the New Transaction if (i) the initial funding under the New Credit Agreement has not occurred by the close of business on June 16, 1997 (or such later date as shall be agreed to between Foamex and Citibank), (ii) the condition set forth in clause (ii) (B) of the preceding paragraph has not been met concurrently with such initial funding or (iii) the Schedule to the Master Agreement has not been amended to reflect the understanding of Citibank set forth in the preceding paragraph on terms satisfactory to Citibank within 30 days (or such longer period as shall be agreed to between Foamex and Citibank) after the date of the New Transaction.

          If this letter becomes the subject of a dispute, each of Foamex and Citibank hereby waives trial by jury. This letter shall be governed by and construed in accordance with the laws of the State of New York.

          Please evidence your agreement to the above terms by signing the enclosed copy of this letter and returning it to the undersigned as a condition to our entering into the New Transaction.

                                     Very truly yours,

                                     CITIBANK, N.A.


                                     By: /s/ Timothy L. Freeman
                                         ----------------------
                                         Attorney-in-fact


Accepted and Agreed to:

FOAMEX L.P.

By:   FMXI, Inc.
      Its Managing General Partner


      By:     /s/ Kenneth R. Fuette
              ---------------------
      Title:  Senior Vice President of Finance